Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 of Accelevation Holdings Corp. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Krause, Chief Financial Officer of the Company, certify:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2026	/s/ Kenneth Krause
Name: Kenneth Krause
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)